UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane Austin, Texas	78752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-7100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On February 25, 2010, Citizens, Inc. (“Citizens”) issued a news release (the “Release”) reporting that it will release 2009 year-end earnings on Wednesday, March 10, 2010, and it intends to file its Form 10-K dated December 31, 2009 by Tuesday, March 16, 2010 with the U.S. Securities and Exchange Commission, contingent upon Ernst & Young, LLP’s completion of its audit of Citizens’ consolidated financial statements. Citizens also announced that it would hold a conference call to discuss its 2009 year-end operating results at 10 a.m. Central Standard Time on Thursday, March 11, 2010. A copy of the Release is included as Exhibit 99.8 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

99.8	News Release issued by Citizens, Inc. on February 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Rick D. Riley

Rick D. Riley, Vice Chairman and President
Date: February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.8	News Release issued by Citizens, Inc. on February 25, 2010

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